UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2009

UNISOURCE ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

(An Arizona Corporation)	1-13739	86-0786732
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Church Avenue, Suite 100 Tucson, AZ	85701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (520) 571-4000

(Former name or former address if changed since last report.)

TUCSON ELECTRIC POWER COMPANY
(Exact name of registrant as specified in its charter)

(An Arizona Corporation)	1-5924	86-0062700
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Church Avenue, Suite 100 Tucson, AZ	85701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (520) 571-4000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
UniSource Energy Corporation is making presentations to investors and analysts on March 24, 2009. Copies of the presentation will be made available to such investors and analysts as early as March 23, 2009. The presentation will also be available at http://ir.uns.com/presentations.cfm, beginning on March 23, 2009. The presentation is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits

Exhibit 99.1	UniSource Energy Corporation Presentation to Investors and Analysts

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNISOURCE ENERGY CORPORATION
Date: March 23, 2009	(Registrant)

/s/ Kevin P. Larson

Senior Vice President and Principal Financial Officer

Date: March 23, 2009	TUCSON ELECTRIC POWER COMPANY

(Registrant)

/s/ Kevin P. Larson

Senior Vice President and Principal Financial Officer

EXHIBIT INDEX

Exhibit 99.1	UniSource Energy Corporation Presentation to Investors and Analysts